SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 20, 2002


                                 PIZZA INN, INC.

             (Exact name of registrant as specified in its charter)



          MISSOURI                     0-12919               47-0654575
(State  or  other  jurisdiction      (Commission       (I.R.S.  Employer
of  incorporation  or  organization) File  Number)Identification  Number)


                    3551 PLANO PARKWAY, THE COLONY, TX 75056

               (Address of principal executive offices)(zip code)



      Telephone number of registrant, including area code:  (469) 384-5000




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ITEM  5.


See  attached  Exhibits 1 and 2.



                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                          PIZZA  INN,  INC.


                                                 By:_/s/  Ronald  W.  Parker
                              Ronald  W.  Parker,  Chief  Executive  Officer

Date:     December  20,  2002